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Exhibit 23.


                      CONSENT OF INDEPENDENT ACCOUNTANTS


      We hereby consent to the incorporation by reference in the prospectuses constituting part of the Registration Statements listed below of our reports dated February 10, 1998 relating to the Consolidated Financial Statements of USX Corporation, the Financial Statements of the Marathon Group and the Financial Statements of the U. S. Steel Group, appearing on pages U-1, M-1 and S-1, respectively, of this Form 8-K:

On Form S-3:                    Relating to:

    File No.      33-34703      Marathon Group Dividend Reinvestment Plan
                  33-43719      U. S. Steel Group Dividend Reinvestment Plan
                  33-50191      USX Corporation Debt Securities, Preferred
                                Stock and Common Stock
                  33-51621      USX Corporation Debt Securities, Preferred
                                Stock and Common Stock
                  33-52937      USX Debt Securities
                  33-56659      Marathon Group Common Stock
                  33-57997      Marathon Group Dividend Reinvestment Plan
                  33-60142      USX Corporation Debt Securities
                  33-60172      U. S. Steel Group Dividend Reinvestment Plan


On Form S-8:                    Relating to:

    File No.       33-6248      1986 Stock Option Plan
                   33-8669      Marathon Oil Company Thrift Plan
                  33-38025      1990 Stock Plan
                  33-41864      1990 Stock Plan
                  33-48116      Parity Investment Bonus
                  33-54333      Parity Investment Bonus
                  33-60667      Parity Investment Bonus
                  33-56828      Marathon Oil Company Thrift Plan
                  33-52917      Savings Fund Plan
                 333-00429      Savings Fund Plan
                 333-29699      1990 Stock Plan
                 333-29709      Marathon Oil Company Thrift Plan

                                           PRICE WATERHOUSE LLP




600 Grant Street
Pittsburgh, PA 15219-2794
February 26, 1998